Exhibit 32.1

  CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND
  18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF
     THE SARBANES-OXLEY ACT OF 2002

  In connection with the filing of The Guitammer Company’s (the "Company") Quarterly Report on Form 10-Q for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A. Luden, President and Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350,as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934;

    and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark A. Luden
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Mark A. Luden
President and Chief Executive Officer
(principal executive officer)

May 14, 2012